SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2003

KEYSTONE PROPERTY TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12514	84-1246585

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Four Falls Corporate Center, Suite 208
West Conshohocken, PA 19428
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (484) 530-1800

     In a Current Report on Form 8-K dated March 12, 2003, filed with the Securities and Exchange Commission on March 27, 2003, Keystone Property Trust (the “Company”) reported the acquisition of a portfolio of 11 industrial warehouse buildings located in New Jersey totaling approximately 1.9 million square feet (the “Berger Portfolio”) from affiliates of Lawrence Berger (the “Seller”). Total consideration for this acquisition was approximately $108.5 million, including closing costs, and was funded using $50.0 million in interim financing from CalEast Industrial Investors, LLC (which was repaid on March 31, 2003 by additional borrowings from the Company’s unsecured revolving credit facility), $19.0 million from the Company’s unsecured revolving credit facility, $34.4 million from proceeds from property sales and approximately $5.1 million in cash from the Company. The purpose of this filing is to report Item 7 information regarding the acquisition of the Berger Portfolio. Defined terms herein are the same as indicated in the Current Report on Form 8-K filed on March 27, 2003 unless otherwise noted.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed consolidated financial information which sets forth the Company’s acquisition of the Berger Portfolio for the three-month period ended March 31, 2003 and for the year ended December 31, 2002 are included on pages F-2 to F-7.

(b)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The combined statements of revenue and certain expenses of the Berger Portfolio for the year ended December 31, 2002 and the unaudited statements of revenue and certain expenses of the Berger Portfolio for the three-month period ended March 31, 2003 are included on pages F-8 to F-11.

(c)	EXHIBITS

23.1	Consent of Ernst & Young, LLP

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEYSTONE PROPERTY TRUST
Date: May 23, 2003	By:	/s/ Jeffrey E. Kelter

Jeffrey E. Kelter President and Chief Executive Officer

/s/ Timothy E. McKenna

Date: May 23, 2003	By:	Timothy E. McKenna Senior Vice President and Chief Financial Officer

/s/ J. Peter Lloyd

Date: May 23, 2003	By:	J. Peter Lloyd Vice President and Chief Accounting Officer

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KEYSTONE PROPERTY TRUST
INDEX

I. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Pro Forma Condensed Consolidated Statement of Operations for the three-month period ended March 31, 2003	F-3
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002	F-4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information	F-5
II. FINANCIAL STATEMENTS OF BERGER PORTFOLIO
Report of Independent Auditors	F-8
Combined Statements of Revenue and Certain Expenses for the three-month period ended March 31, 2003 (unaudited) and year ended December 31, 2002	F-9
Notes to Combined Statements of Revenue and Certain Expenses	F-10

KEYSTONE PROPERTY TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following sets forth the unaudited pro forma condensed consolidated statements of operations for Keystone Property Trust (the “Company”) for the three months ended March 31, 2003 and the year ended December 31, 2002 as if the acquisition of the Berger Portfolio had occurred at the beginning of each period presented. Since the Berger Portfolio was acquired on March 12, 2003, the historical balance sheet as of March 31, 2003 filed on Form 10-Q with the Securities and Exchange Commission on May 14, 2003 includes the effects of this transaction, and therefore a pro forma balance sheet is not required to be presented in this Form 8-K/A.

     The pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company filed pursuant to the rules and regulations of the Securities and Exchange Commission. The pro forma condensed consolidated financial statements do not purport to represent the Company’s results of operations that would actually have occurred had the following events occurred on the first day of each period presented, nor do they purport to project the Company’s results of operations for any future period. The unaudited pro forma condensed consolidated financial information is presented as if the following event occurred as of the beginning of each period presented for the pro forma condensed consolidated statements of operations.

     On March 27, 2003, the Company reported the acquisition of a portfolio of 11 industrial warehouse buildings located in New Jersey totaling approximately 1.9 million square feet (the “Berger Portfolio”) from affiliates of Lawrence Berger (the “Seller”). Total consideration for this acquisition was approximately $108.5 million, including closing costs, and was funded using $50.0 million in interim financing from CalEast Industrial Investors, LLC (which was repaid on March 31, 2003 by additional borrowings from the Company’s unsecured revolving credit facility), $19.0 million from the Company’s unsecured revolving credit facility, $34.4 million from proceeds from property sales and approximately $5.1 million in existing cash.

     The statements contained in this filing may include forward-looking statements within the meaning of the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors, which could impact the Company and the forward-looking statements contained herein, are detailed in the Company’s filings with the Securities and Exchange Commission.

KEYSTONE PROPERTY TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2003
(Unaudited, in thousands, except share and per share data)

	The Company	Berger	Pro Forma		The Company
	Historical	Portfolio (A)	Adjustments		Pro Forma

REVENUE:
Rents	$16,218	$2,054	$(28	)(B)	$18,244
Reimbursement revenue and other income	3,113	698	—		3,811

Total revenue	19,331	2,752	(28)		22,055

OPERATING EXPENSES:
Property operating expenses	3,108	754	—		3,862
General and administrative	2,496	—	—		2,496
Interest expense	4,328	—	401	(A)	4,729
Depreciation and amortization	4,480	—	551	(A)	5,031

Total operating expenses	14,412	754	952		16,118

Income before equity in income from equity method investments and gains on sales of assets	4,919				5,937
Equity in income from equity method investments	1,233				1,233
Gains on sales of assets	3,221				3,221

Income before distributions to preferred unit holders and minority interest of unitholders in operating partnership	9,373				10,391
Distributions to preferred unitholders	(1,268)				(1,268)
Minority interest of unit holders in operating partnership	(1,439)		(214	)(C)	(1,653)

Income from continuing operations attributable to common shareholders	$6,666				$7,470

Income allocated to preferred shareholders	$1,061				$1,061

Income from continuing operations per common share basic	$0.26				$0.30

Income from continuing operations per common share diluted	$0.26				$0.30

Weighted average common shares outstanding basic	21,457,794				21,457,794

Weighted average common shares outstanding diluted	27,193,122				21,640,968

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2002
(Unaudited, in thousands, except share and per share data)

	The Company	Berger	Pro Forma		The Company
	Historical	Portfolio (a)	Adjustments		Pro Forma

REVENUE:
Rents	$83,067	$10,223	$(113	)(b)	$93,177
Reimbursement revenue and other income	13,434	2,723	—		16,157

Total revenue	96,501	12,946	(113)		109,334

OPERATING EXPENSES:
Property operating expenses	17,728	2,936	—		20,664
General and administrative	10,024	—	—		10,024
Interest expense	24,252	—	2,039	(a)	26,291
Depreciation and amortization	19,978	—	2,772	(a)	22,750

Total operating expenses	71,982	2,936	4,811		79,729

Income before equity in income from equity method investments and losses on sales of assets	24,519				29,605
Equity in income from equity method investments	899				899
Losses on sales of assets	(31,322)				(31,322)

Loss before distributions to preferred unitholders and minority interest of unitholders in operating partnership	(5,904)				(818)
Distributions to preferred unitholders	(5,585)				(5,585)
Minority interest of unitholders in operating partnership	3,492		(1,245	) (c)	2,247

Loss from continuing operations	$(7,997)				$(4,156)

Income allocated to preferred shareholders	$3,038				$3,038

Loss from continuing operations per common share basic	$(0.58)				$(0.37)

Loss from continuing operations per common share diluted	$(0.58)				$(0.37)

Weighted average common shares outstanding basic	19,467,656				19,467,656

Weighted average common shares outstanding diluted	19,467,656				25,547,603

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     Keystone Property Trust (together with its subsidiaries, the “Company”) is a fully integrated, self-administered, self-managed real estate investment trust (“REIT”) engaged in the ownership, acquisition, development and management of industrial properties principally in the eastern portion of the United States. As of March 31, 2003, the Company owned interests in a portfolio of 118 properties (the “Properties”) comprised of 116 industrial properties, one office property and an investment in a direct financing lease, which aggregated approximately 26.2 million square feet with 24 of the Properties, or 7.5 million square feet, owned through joint ventures.

     On March 27, 2003, the Company reported the acquisition of a portfolio of 11 industrial warehouse buildings located in New Jersey totaling approximately 1.9 million square feet (the “Berger Portfolio”) from affiliates of Lawrence Berger (the “Seller”). Total consideration for this acquisition was approximately $108.5 million, including closing costs, and was funded using $50.0 million in interim financing from CalEast Industrial Investors, LLC (which was repaid on March 31, 2003 by additional borrowings from the Company’s unsecured revolving credit facility), $19.0 million from the Company’s unsecured revolving credit facility, $34.4 million from proceeds from property sales and approximately $5.1 million in existing cash. The purpose of this filing is to report Item 7 information regarding the acquisition of the Berger Portfolio. Defined terms herein are the same as indicated in the Current Report on Form 8-K filed on March 27, 2003 unless otherwise noted.

     These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company. The pro forma operating results included herein include the historical results and related pro forma adjustments to reflect the periods ended December 31, 2002 and March 31, 2003, as if these transactions had been consummated as of the beginning of these periods.

2.	ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2003 (in 000s)

     The accompanying unaudited pro forma condensed consolidated statement of operations contain certain adjustments, which are explained below to give effect to the acquisition of the Berger Portfolio described in Note 1. The historical combined statement of revenue and certain expenses of the Berger Portfolio exclude certain expenses that would not be comparable with those resulting from the proposed future operations. The pro forma adjustments include results of operations for the indicated periods of the properties based on our accounting policies where such policies differ from those which were applied in preparing the historical statements of the properties.

KEYSTONE PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2003 Historical Operations Adjustments

(A)	As the Company acquired the Berger Portfolio on March 12, 2003 a portion of the operating activity for the quarter ended March 31, 2003 has already been reported in the Company’s consolidated financial statements for the same three-month period. The pro forma adjustments related to historical operations of the Berger Portfolio for the three months ended March 31, 2003 are as follows:

	Historical
	operations, as
	reported in the	Operating Results included
	Berger Portfolio	in the Company's
	financial	historical Consolidated
	statements attached	Financial Statements	Pro Forma Adjustment

Revenue:
Rents	$2,633	$(579)	$2,054
Tenant reimbursements and other income	824	(126)	698

Total revenue	3,457	(705)	2,752

Operating Expenses:
Property operating expenses	889	(135)	754
Interest expense (i)	—	(100)	401
Depreciation and amortization (ii)	—	(229)	551

Total operating expenses	$889	$(464)	$1,706

Footnotes:

(i)	Pro forma interest expense on net borrowings under the Company’s Credit Facility of approximately $59.1 million with an effective interest rate of 3.39% for indebtedness related to this transaction.

(ii)	Pro forma depreciation expense reflects calculated depreciation based on a 35-year useful life for the Berger Portfolio ($518) and amortization of the intangible asset from the acquired leases of the Berger Portfolio ($33).

2003 Other Pro-Forma Adjustments:

B)	Pro forma adjustment to reflect revenue from the intangible asset from acquired leases of the Berger Portfolio.

C)	To adjust the minority interest’s share of income in Keystone Operating Partnership, L.P. (the “Operating Partnership”). The Company owned approximately 79.5% of the common ownership of the Operating Partnership. The adjustment to record the income effect of the minority interest’s share for the three months ended March 31, 2003 in the pro forma statement of operations was computed as follows:

Pro forma revenue	$22,055
Pro forma expenses	(16,118)
Distributions to preferred unitholders and other	(2,329)
Gains on sales of assets	3,221
Pro forma equity in income from equity investments	1,233

Pro forma income before minority interest	8,062

Minority interest (20.5%)	(1,653)
Minority interest for the three months ended March 31, 2003	(1,439)

Adjustment required	$(214)

KEYSTONE PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002 (in 000s)

     The accompanying unaudited pro forma condensed statement of operations contain certain adjustments, which are explained below to give effect to the acquisition of the properties described in Note 1. The historical statements of revenue and certain expenses of the properties exclude certain expenses that would not be comparable with those resulting from the proposed future operations. The pro forma adjustments include results of operations for the indicated periods of the properties based on our accounting policies where such policies differ from those which were applied in preparing the historical statements of the properties.

2002 Historical Operations Adjustments:

(a)	Reflects the pro forma adjustments related to the historical operations for the year ended December 31, 2002:

		Tenant
		Reimbursements and		Property
	Minimum Rent	Other Income	Subtotal	Operating Expenses

Berger Portfolio	$10,223	$2,723	$12,946	$2,936

	Interest	Depreciation and
	Expense (i)	Amortization (ii)

Berger Portfolio	$2,039	$2,772

Footnotes:

(i)	Pro forma interest expense on net borrowings under the Company’s Credit Facility of approximately $59.1 million with an effective interest rate of 3.45% indebtedness related to this transaction.

(ii)	Pro forma depreciation expense reflects calculated depreciation based on a 35-year useful life for the Berger Portfolio ($2,591) and amortization of the intangible asset from the acquired leases of the Berger Portfolio ($181).

2003 Other Pro-Forma Adjustments:

b)	Pro forma adjustment to reflect the revenue from the intangible asset from acquired leases of the Berger Portfolio.

c)	To adjust the minority interest’s share of income in the Operating Partnership. The Company owned approximately 76.2% of the common ownership of the Operating Partnership. The adjustment to record the income effect of the minority interest’s share for the year ended December 31, 2002 in the pro forma statement of operations was computed as follows (in 000’s):

Pro forma revenue	$109,334
Pro forma expenses	(79,729)
Distributions to preferred unitholders and other	(8,623)
Losses on sales of assets	(31,322)
Pro forma equity in income from equity investment	899

Pro forma income before minority interest	(9,441)

Minority interest (23.8%)	2,247
Minority interest for the year ended December 31, 2002	3,492

Adjustment required	$(1,245)

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Keystone Property Trust:

     We have audited the accompanying combined statement of revenue and certain expenses of the Berger Portfolio (the “Portfolio”) for the year ended December 31, 2002. This financial statement is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on this combined statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenue and certain expenses of the Berger Portfolio was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Keystone Property Trust as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Berger Portfolio.

     In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Berger Portfolio for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP

May 8, 2003
Philadelphia, PA

BERGER PORTFOLIO
COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
(in 000’s)

	For the Three Months Ended	For the Year Ended

	March 31, 2003 (Unaudited)	December 31, 2002

REVENUE:
Rent	$2,633	$10,223
Tenant Reimbursements	824	2,723

Total Revenue	3,457	12,946
CERTAIN EXPENSES:
Maintenance and Other Operating Expenses	286	632
Real Estate Taxes	461	1,836
Insurance	142	468

Total Certain Expenses	889	2,936

REVENUE IN EXCESS OF CERTAIN EXPENSES	$2,568	$10,010

The accompanying notes are an integral part of this financial statement.

BERGER PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR THE PERIODS
ENDING MARCH 31, 2003 AND DECEMBER 31, 2002

1.     BASIS OF PRESENTATION:

     The combined statements of revenue and certain expenses reflect the operations for the periods presented of the Berger Portfolio (the “Portfolio”). This Portfolio was acquired by Keystone Property Trust (the “Company”) on March 12, 2003 for a purchase price of approximately $108.5 million, including closing costs. The purchase price was funded using $34.4 million in proceeds from previous property sales, $50.0 million in interim financing from CalEast Industrial Investors, LLC, one of the Company’s joint ventures, $19.0 million in borrowings under the Company’s line of credit facility and cash of approximately $5.1 million.

     The combined statements of revenue and certain expenses have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. These financial statements are not representative of the actual operations of the Portfolio for the periods presented, as certain expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Portfolio have been excluded. Expenses excluded consist of depreciation and amortization, interest, professional fees, management fees and other costs not directly related to the future operations of the Portfolio.

     The Portfolio consists of the following 11 properties:

		Leaseable	Occupancy
Property Address	Location	Square Feet	March 31, 2003	Major Tenants

16 Thornton Road	Oakland, NJ	44,500	100.0%	Mikron
25 Eastmans Road	Hanover, NJ	45,700	100.0%	Boonton Electronics
55 Webro Road	Clifton, NJ	93,250	100.0%	Munire Furniture
One Apollo Drive	Whippany, NJ	120,000	82.8%	State of New Jersey
203 Kuller Road	Clifton, NJ	335,000	100.0%	Benjamin Moore Paints
191 Talmadge Road	Edison, NJ	120,000	87.4%	American Bindery
110 Triangle Boulevard	Carlstadt, NJ	35,350	100.0%	O'Sullivan Menu
1120 Route 22 East	Bridgewater, NJ	539,117	93.3%	Baker & Taylor, Inc.
121 Fieldcrest Avenue	Edison, NJ	92,532	100.0%	Caswell-Massey Co.
200 Middlesex Avenue	Carteret, NJ	406,000	100.0%	Cargo Logistics
585-587 Industrial Road	Carlstadt, NJ	109,161	100.0%	Improved Packaging

		1,940,610

     The accounts of each building noted above are combined in the accompanying statements of revenue and certain expenses for the periods presented.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. The ultimate results could differ from those estimates.

     The combined statement of revenue and certain expenses for the three months ended March 31, 2003 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

BERGER PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR THE PERIODS
ENDING MARCH 31, 2003 AND DECEMBER 31, 2002

2.     OPERATING LEASES:

     In addition to minimum rent payments, the leases generally provide for the recovery of operating expenses from tenants based on their pro rata share of leased space. These amounts are included as tenant reimbursements in the accompanying combined statements of revenue and certain expenses.

     The following tenants account for greater than 10% of annual minimum rent for the year ended December 31, 2002 (in 000’s):

Property	Tenant	Minimum Rent

1120 Route 22 East	Baker & Taylor, Inc	$2,350
200 Middlesex Avenue	Cargo Logistics	$1,623

     The Portfolio is leased to tenants under operating leases with expiration dates extending to 2015. Future minimum rentals under non-cancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002 are as follows:

2003	$10,886
2004	10,532
2005	10,000
2006	9,243
2007	8,397
2008 and thereafter	39,937

Total	$88,995